Exhibit 32.1
TRICO MARINE SERVICES, INC.
Form 10-K
Annual Report
Year Ended December 31, 2005
Certifications Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
          I, Trevor Turbidy, Chief Executive Officer of Trico Marine Services, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, that:
     1.     the Annual Report on Form 10-K for the annual period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2.     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2006	By:	/s/ Trevor Turbidy
Trevor Turbidy
President and Chief Executive Officer

Certifications Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
          I, Geoff A. Jones, Chief Financial Officer of Trico Marine Services, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, that:
     1.     the Annual Report on Form 10-K for the annual period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2.     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2006	By:	/s/ Geoff A. Jones
Geoff A. Jones
Vice President and Chief Financial Officer

E-6